--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                    May 31, 1999





Dear Shareholder:


     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,


/s/ Laurence D. Fink                 /s/ Ralph L. Schlosstein
---------------------------          -----------------------------
Laurence D. Fink                     Ralph L. Schlosstein
Chairman                             President

                                                                   May 31, 1999




Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock Florida Investment Quality Municipal Trust (the "Trust") for the six months ended April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RFA". The Trust's investment objective is to provide high current income that is exempt from both regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout Florida.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:



                       ----------------------------------------------------------------------
                         4/30/99     10/31/98      CHANGE       HIGH         LOW
---------------------------------------------------------------------------------------------
 STOCK PRICE             $15.0625     $15.125      (0.41%)     $15.875     $14.6875
---------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $15.63       $15.69       (0.38%)     $15.85      $15.58
---------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the semi-annual period, the yield of the 10-year Treasury security rose from 4.61% on October 31, 1998 to 5.35% on April 30, 1999. The weakened performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in reaction to inflationary concerns voiced by the Federal Reserve.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 1.55% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 0.68% on a pre-tax basis. The main forces behind municipal bond outperformance were the strongest mutual fund inflows in five years and the reduction of municipal bond supply (due to higher interest rates) after the second highest year of issuance ($284 billion issued in 1998.) We believe that municipals currently offer attractive value versus Treasuries, and our outlook for municipal securities is favorable. Despite recent outperformance we still feel that the attractive taxable equivalent yields offered by municipal securities are compelling.

     The State of Florida's strong and stable financial position reflects prudent financial management combined with a solid and diversifying economy. In FY1998, the State's General Fund revenues increased 8.77% over the previous year to $36 billion while the expenditures increased at 6% for the last year. The FY1998 unreserved General Fund balance increased 23% to $6.08 billion or 17% of revenues; this provides strong bondholder security. Florida's stable economy combined with rapid population growth continues to fuel one of the country's strongest job markets.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 33% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

     As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the near future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1998 asset composition and credit quality allocations:



                          SECTOR BREAKDOWN
  ----------------------------------------------------------------
        SECTOR          APRIL 30, 1999   OCTOBER 31, 1998
  ----------------------------------------------------------------
      Lease Revenue          19%              19%
  ----------------------------------------------------------------
      Power                  17%              17%
  ----------------------------------------------------------------
      Transportation         17%              17%
  ----------------------------------------------------------------
      City, County & State   13%              13%
  ----------------------------------------------------------------
      School                 13%              12%
  ----------------------------------------------------------------
      Sales Tax              6%               6%
  ----------------------------------------------------------------
      Water & Sewer          4%               5%
  ----------------------------------------------------------------
      Hospital               4%               4%
  ----------------------------------------------------------------
      University             4%               4%
  ----------------------------------------------------------------
      Housing                3%               3%
  ----------------------------------------------------------------


  ----------------------------------------------------------------
        CREDIT RATING*   APRIL 30, 1999   OCTOBER 31, 1998
  ----------------------------------------------------------------
      AAA/Aaa              54%               54%
  ----------------------------------------------------------------
      AA/Aa                17%               17%
  ----------------------------------------------------------------
      A/A                  16%               16%
  ----------------------------------------------------------------
      BBB/Baa              13%               13%
  ----------------------------------------------------------------


----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Florida Investment Quality Municipal Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.



Sincerely,

/s/ Robert Kapito                      /s/ Kevin Klingert
------------------------               ---------------------------
Robert Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                RFA
--------------------------------------------------------------------------------
  Initial Offering Date:                                      May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/99:                          $15.0625
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/99:                              $15.63
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/99 ($15.0625)1:       5.28%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                     $0.0663
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                  $0.7956
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

          PRINCIPAL
            AMOUNT                                                                                      OPTION CALL        VALUE
 RATING*    (000)                                            DESCRIPTION                                PROVISIONS+       (NOTE 1)
====================================================================================================================================
                        LONG-TERM INVESTMENTS-144.0%
                        FLORIDA-119.5%
                        Boynton Beach Util. Sys. Rev., FGIC,
 AAA      $  830          6.25%, 11/01/20 ............................................................  11/02 at 102   $   901,015
 AAA         170          6.25%, 11/01/20 ............................................................      ETM            194,162
 A1        1,000        Brevard Cnty. Hlth. Fac., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 ............  10/03 at 102     1,042,160
 AAA       1,000        Brevard Cnty. Sch. Brd., C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC ...............   7/06 at 102     1,037,280
 AAA       1,000        Collier Cnty. Sch. Brd., C.O.P., 5.00%, 2/15/16, FSA .........................   2/06 at 101       999,950
 AAA       1,000        Dade Cnty. Aviation Rev., Miami Int'l. Arpt., Ser. C, 5.75%, 10/01/25, MBIA.    10/05 at 102     1,073,930
 AAA       1,000++      Dade Cnty. Sch. Brd., C.O.P., Ser. A, 6.00%, 5/01/04, MBIA ...................      N/A          1,103,570
 AAA       1,000++      Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/08, AMBAC .................      N/A            476,090
 AAA       1,000        First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood & St. Petersburg,
             740          5.75%, 7/01/16, AMBAC ......................................................   7/06 at 101     1,079,790
 AAA       1,000        Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11, GNMA ......   7/04 at 102       783,112
 AA+       1,000        Florida St. Brd. of Ed., Ser. C, 5.85%, 6/01/18 ..............................   6/03 at 101     1,084,820
 AA+         500        Florida St. Brd. of Ed., Pub. Ed., Ser. B, 5.875%, 6/01/24 ...................   6/05 at 101     1,092,070
 AAA       1,000        Florida St. Dept. of Corrections, C.O.P., Okeechobee Correctional Fac.,
           1,000          6.25%, 3/01/15, AMBAC ......................................................   3/05 at 102       556,890
 AA+       1,000        Florida St. Dept. of Trans., 5.80%, 7/01/21 ..................................   7/05 at 101     1,100,530
 AAA       1,000        Florida St. Div. of Bond Fin. Dept. Gen. Svcs. Rev., Dept. of Environ.
           1,000          Preservation, Ser. A, 5.75%, 7/01/11, AMBAC ................................   7/05 at 101     1,082,380
 AAA       1,000        Jacksonville Cap. Impvt. Rev., Gator Bowl Proj., 5.50%, 10/01/14, AMBAC.        10/04 at 101     1,055,060
 AAA       1,000++      Lee Cnty. Trans. Fac. Rev., 5.75%, 10/01/22, MBIA ............................  10/05 at 102     1,068,050
 A-        1,000++      Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 ................................   7/01 at 102     1,024,120
 Aa        1,000        Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ..............  10/99 at 100     1,002,320
 AAA       1,000++      Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/04, MBIA ...............      N/A         1,120,330
 AAA       1,000++      Sunrise Florida Util. Sys. Rev., Ser. A, 5.75%, 10/01/06, AMBAC ...............      N/A         1,109,800
 Baa2      1,000        Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ........................... 10/06 at 102     1,077,880
                                                                                                                       -----------
                                                                                                                        21,065,309
                                                                                                                       ------------
                        PUERTO RICO-24.5%
                        Puerto Rico Elec. Pwr. Auth. Rev.,
 BBB+      1,000++        Ser. T, 6.375%, 7/01/04 .....................................................      N/A         1,131,910
 BBB+      1,000          Ser. U, 6.00%, 7/01/14 ......................................................  7/04 at 102     1,097,980
                        Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Fac., Ser. M,
 A         1,000          5.50%, 7/01/21 ..............................................................  7/03 at 101.5   1,032,380
 A         1,000          5.75%, 7/01/15 ..............................................................  7/03 at 101.5   1,050,650
                                                                                                                       -----------
                                                                                                                         4,312,920
                                                                                                                       -----------


                       See Notes to Financial Statements.


================================================================================
                                                                     VALUE
                            DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
    TOTAL INVESTMENTS-144.0% (COST $22,837,085) ................  $ 25,378,229
    Other assets in excess of liabilities-4.2% .................       743,081
    Liquidation value of preferred stock-(48.2)% ...............    (8,500,000)
                                                                  ------------
    Net Assets Applicable to Common Shareholders-100% ..........  $ 17,621,310
                                                                  ============

----------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: date (month/year) and prices of the earliest option call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.




-----------------------------------------------------------------------------------------------------------------------
                       THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

  AMBAC      - American Municipal Bond Assurance Corporation     FSA      - Financial Security Assurance
  C.O.P.     - Certificate of Participation                      GNMA     - Government National Mortgage Association
  ETM        - Escrowed To Maturity                              MBIA     - Municipal Bond Insurance Association
  FGIC       - Financial Guaranty Insurance Company
------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $22,837,085) (Note 1).........    $25,378,229
Cash .....................................................        423,483
Interest receivable ......................................        367,340
                                                              -----------
                                                               26,169,052
                                                              -----------
LIABILITIES
Investment advisory fee payable (Note 2) .................          7,542
Administration fee payable (Note 2) ......................          2,155
Dividends payable-preferred stock ........................            745
Other accrued expenses ...................................         37,300
                                                              -----------
                                                                   47,742
                                                              -----------
NET INVESTMENT ASSETS ....................................    $26,121,310
                                                              ===========
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .....................................    $    11,271
  Paid-in capital in excess of par .......................     15,585,445
 Preferred stock (Note 4) ................................      8,500,000
                                                              -----------
                                                               24,096,716
 Undistributed net investment income .....................        181,209
 Accumulated net realized loss ...........................       (697,759)
 Net unrealized appreciation .............................      2,541,144
                                                              -----------
Net investment assets, April 30, 1999 ....................    $26,121,310
                                                              ===========
Net assets applicable to common shareholders .............    $17,621,310
                                                              ===========
Net asset value per share:
  ($17,621,310 o/o 1,127,093 shares of
  common stock issued and outstanding) ...................         $15.63
                                                                   ======


--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .........   $700,074
                                           --------

Expenses
  Investment advisory ..................     45,538
  Administration .......................     13,011
  Auction agent ........................     10,500
  Directors ............................      7,000
  Reports to shareholders ..............      5,000
  Transfer agent .......................      5,000
  Audit ................................      3,500
  Custodian ............................      2,000
  Legal ................................      2,000
  Miscellaneous ........................      2,136
                                           --------
Total expenses .........................     95,685
                                           --------
Net investment income ..................    604,389
                                           --------

UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation
 on investments ........................    (85,962)
                                           --------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..............   $518,427
                                           ========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                  APRIL 30,         OCTOBER 31,
                                                                                    1999               1998
                                                                              ----------------      -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
 Net investment income ...................................................      $   604,389        $ 1,178,528
 Net change in unrealized appreciation on investments ....................          (85,962)           912,460
                                                                                -----------        -----------
 Net increase in net investment assets resulting from operations .........          518,427          2,090,988
Dividends and distributions:
 To common shareholders from net investment income .......................         (448,308)          (839,826)
 To preferred shareholders from net investment income ....................         (133,091)          (311,954)
                                                                                -----------        -----------
 Total dividends and distributions .......................................         (581,399)        (1,151,780)
                                                                                -----------        -----------
   Total increase (decrease) .............................................          (62,972)           939,208
NET INVESTMENT ASSETS
Beginning of period ......................................................       26,184,282         25,245,074
                                                                                -----------        -----------
End of period ............................................................      $26,121,310        $26,184,282
                                                                                ===========        ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED
                                                                              APRIL 30,
                                                                                1999
                                                                                ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................          $ 15.69
                                                                              -------
 Net investment income .............................................              .54
 Net realized and unrealized gain (loss) on investments ............             (.08)
                                                                              -------
 Net increase (decrease) from investment operations ................              .46
                                                                              -------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders .............................................             (.40)
   Preferred shareholders ..........................................             (.12)
 Distributions from capital gains to:
   Common shareholders .............................................                -
   Preferred shareholders ..........................................                -
 Distributions in excess of net realized gain on investments to:
   Common shareholders .............................................                -
   Preferred shareholders ..........................................                -
                                                                              -------
Total dividends and distributions ..................................             (.52)
                                                                              -------
Net asset value, end of period* ....................................          $ 15.63
                                                                              =======
Per share market value, end of period* .............................          $ 15.0625
                                                                              =======
TOTAL INVESTMENT RETURN+:  .........................................             2.20%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................             1.09%+++
Net investment income before preferred stock dividends .............             6.90%+++
Preferred stock dividends ..........................................             1.52%+++
Net investment income available to common shareholders .............             5.38%+++

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........          $17,675
Portfolio turnover rate ............................................                0%
Net assets of common shareholders, end of period (in thousands).....          $17,621
Asset coverage per share of preferred stock, end of period# ........          $76,830
Preferred stock outstanding (in thousands) .........................          $ 8,500



                                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                        ---------------------------------------------
                                                                          1998          1997      1996        1995
                                                                          ----          ----     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................    $ 14.86       $ 14.15    $ 14.01     $ 11.69
                                                                        -------       -------    -------     -------
 Net investment income .............................................       1.05          1.06       1.03        1.05
 Net realized and unrealized gain (loss) on investments ............        .81           .65        .13        2.36
                                                                        -------       -------    -------     -------
 Net increase (decrease) from investment operations ................       1.86          1.71       1.16        3.41
                                                                        -------       -------    -------     -------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders .............................................       (.75)         (.72)      (.73)       (.79)
   Preferred shareholders ..........................................       (.28)         (.28)      (.28)       (.30)
 Distributions from capital gains to:
   Common shareholders .............................................          -             -          -           -
   Preferred shareholders ..........................................          -             -          -           -
 Distributions in excess of net realized gain on investments to:
   Common shareholders .............................................          -            **      ( .01)          -
   Preferred shareholders ..........................................          -            **         **           -
                                                                        -------       -------    -------     -------
Total dividends and distributions ..................................     ( 1.03)       ( 1.00)     (1.02)      (1.09)
                                                                        --------      -------    -------     -------
Net asset value, end of period* ....................................    $ 15.69       $ 14.86    $ 14.15     $ 14.01
                                                                        =======       =======    =======     =======
Per share market value, end of period* .............................    $ 15.125      $ 13.3125  $ 12.25     $ 12.625
                                                                        =======       =======    =======     =======
TOTAL INVESTMENT RETURN+:  .........................................      19.70%        14.95%      2.92%      29.29%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................       1.31%         1.26%      1.46%       1.44%
Net investment income before preferred stock dividends .............       6.81%         7.43%      7.41%       7.96%
Preferred stock dividends ..........................................       1.80%         1.92%      1.97%       2.28%
Net investment income available to common shareholders .............       5.01%         5.51%      5.44%       5.68%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........    $17,299       $16,150    $15,699     $14,759
Portfolio turnover rate ............................................          0%            5%        73%        112%
Net assets of common shareholders, end of period (in thousands).....    $17,684       $16,745    $15,951     $15,788
Asset coverage per share of preferred stock, end of period# ........    $77,017       $74,253    $71,915     $71,437
Preferred stock outstanding (in thousands) .........................    $ 8,500       $ 8,500    $ 8,500     $ 8,500



                                                                      FOR THE YEAR
                                                                      ENDED OCTOBER
                                                                           31,
                                                                     -------------
                                                                          1994
                                                                     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................  $   14.77
                                                                      ---------
 Net investment income .............................................        .98
 Net realized and unrealized gain (loss) on investments ............     ( 3.02)
                                                                      ---------
 Net increase (decrease) from investment operations ................     ( 2.04)
                                                                      ---------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders .............................................       (.79)
   Preferred shareholders ..........................................       (.20)
 Distributions from capital gains to:
   Common shareholders .............................................       (.04)
   Preferred shareholders ..........................................       (.01)
 Distributions in excess of net realized gain on investments to:
   Common shareholders .............................................          -
   Preferred shareholders ..........................................          -
                                                                      ---------
Total dividends and distributions ..................................     (1.04)
                                                                      ---------
Net asset value, end of period* ....................................  $  11.69
                                                                      =========
Per share market value, end of period* .............................  $  10.375
                                                                      =========
TOTAL INVESTMENT RETURN+:  .........................................    (20.98%)
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................      1.50%
Net investment income before preferred stock dividends .............      7.34%
Preferred stock dividends ..........................................      1.48%
Net investment income available to common shareholders .............      5.86%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........  $ 15,015
Portfolio turnover rate ............................................       206%
Net assets of common shareholders, end of period (in thousands).....  $ 13,174
Asset coverage per share of preferred stock, end of period# ........  $127,494
Preferred stock outstanding (in thousands) .........................  $  8,500

----------
  * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 ** Actual  amount  paid  to  common shareholders for the year ended October 31,
    1997 was $0.004325, and the actual amount paid to preferred shareholders was $0.000185 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0030 per common share.
  # A stock split occurred on July 24, 1995 (Note 4).
  + Total  investment  return  is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++ Annualized.


The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &              The  BlackRock  Florida  Investment  Quality
ACCOUNTING                          Municipal Trust (the "Trust") was  organized
POLICIES                            in Massachusetts on April 15, 1993 as a non-
                                    diversified closed-end management investment
company. The Trust's investment objective is to manage a portfolio of high quality securities while providing high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.


DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.


ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE  2.  AGREEMENTS              The Trust has an Investment Advisory Agreement
                                  with BlackRock Financial Management, Inc. (the
"Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.


      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE  3. PORTFOLIO                Sales  of  investment  securities  other  than
SECURITIES                        short-term  investments, for  the  six  months
                                  ended April 30, 1999 aggregated $35,000. There
were no purchases for the same period.

      The  federal income tax basis of the Trust's investments at April 30, 1999
was   substantially   the   same   as  for  financial  reporting  purposes  and,
accordingly, net and gross unrealized appreciation was $2,541,144.

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $699,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


NOTE  4. CAPITAL                   There  are  200  million shares  of $.01  par
                                   value   common  stock   authorized.  Of   the
1,127,093 shares outstanding at April 30, 1999, the Adviser owned 7,093 shares. As of April 30, 1999 there were 340 shares at Preferred Stock Series R7 outstanding.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 170 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series R7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The stock split occurred on July 24, 1995.

      Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 3.75% during the six months ended April 30, 1999.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.


      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.


      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restriction.


NOTE  5.  DIVIDENDS                Subsequent  to  April 30, 1999,  the Board of
                                   Directors  of  the  Trust declared  dividends
from undistributed earnings of 0.0663 per common share payable May 28, 1999 to shareholders of record on May 14, 1999.


      For the period May 1, 1999 through May 31, 1999 dividends declared on Preferred Stock totaled $23,552 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the
Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues.
To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
  (1) To elect three Directors as follows:


      DIRECTOR                            CLASS      TERM     EXPIRING
      --------                           -------     ----     --------
      Frank J. Fabozzi ..............      II     3 years       2002
      Walter F. Mondale .............      II     3 years       2002
      Ralph L. Schlosstein ..........      II     3 years       2002

      Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Laurence D. Fink, James Grosfeld, Richard E. Cavanagh, and James Clayburn La Force, Jr.

  (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1999.

      Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                         VOTES FOR*     VOTES AGAINST*     ABSTENTIONS*
                                                        ------------   ----------------   -------------
      Frank J. Fabozzi ...............................         306             -                 -
      Walter F. Mondale ..............................     955,449             -              25,006
      Ralph L. Schlosstein ...........................     964,704             -              15,751
      Ratification of Deloitte & Touche LLP ..........     964,640          11,875             3,940

----------
*The votes represent common and preferred shareholders voting as a single class except for the election of Frank J. Fabozzi who was elected by the preferred shareholders.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade Florida Municipal Obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from federal income tax. Florida Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Florida Municipal Obligations or other qualifying issuers. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in Florida Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The
Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RFA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                   GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment  vehicle  which  initially  offers a fixed
                           number of shares and trades on a stock exchange.  The
                           fund  invests  in  a  portfolio  of   securities   in
                           accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's  net asset  value is  greater  than its
                           stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income  generated by  securities  in a portfolio  and
                           distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions
                           of  capital  gains   automatically   reinvested  into
                           additional shares of a fund.

MARKET PRICE:              Price  per  share  of  a  security   trading  in  the
                           secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net  asset  value is the  total  market  value of all
                           securities  and other assets held by the Trust,  plus
                           income   accrued  on  its   investments,   minus  any
                           liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                           Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW YORK
                           TIMES and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These   securities   are   collateralized   by   U.S.
                           Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
---------------------------------------------------------------------------------------
                                                                  STOCK      MATURITY
                                                                  SYMBOL        DATE
PERPETUAL TRUSTS                                                 --------   ---------
The BlackRock Income Trust Inc.                                    BKT          N/A
The BlackRock North American Government Income Trust Inc.          BNA          N/A
The BlackRock High Yield Trust                                     BHY          N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                 BNN         12/99
The BlackRock Target Term Trust Inc.                               BTT         12/00
The BlackRock 2001 Term Trust Inc.                                 BLK         06/01
The BlackRock Strategic Term Trust Inc.                            BGT         12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT         12/04
The BlackRock Advantage Term Trust Inc.                            BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT         12/09

TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------

                                                                  STOCK      MATURITY
                                                                  SYMBOL       DATE
PERPETUAL TRUSTS                                                 --------   ---------
The BlackRock Investment Quality Municipal Trust Inc.              BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                     BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT         12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                           AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.










                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

--------------
  BlackRock
--------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, Vice President
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

 This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK FLORIDA INVESTMENT
                            QUALITY MUNICIPAL TRUST
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


[GRAPHIC OMITTED] Printed on recycled pap                          09247C-10-7
                                                                   09247C-20-6

        -------------
         BlackRock
THE     -------------
FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
==========================
SEMI-ANNUAL REPORT
APRIL 30, 1999


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